UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 25, 2005 (April 25, 2005)

Cendant Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-10308	06-0918165
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

9 West 57th Street
New York, NY		10019
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code (212) 413-1800

None

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On April 25, 2005, we reported our first quarter 2005 results. Our first quarter 2005 results are discussed in detail in the press release attached hereto as Exhibit 99.1, which is incorporated by reference in its entirety.

     The information in this item, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by Cendant under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release: Cendant Reports Results for First Quarter 2005.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION

	By:	/s/ Virginia M. Wilson
Virginia M. Wilson Executive Vice President and Chief Accounting Officer

Date: April 25, 2005

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CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated April 25, 2005

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release: Cendant Reports Results for First Quarter 2005.

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